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                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

                                   Form 8-K

                                CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                               January 20, 2005

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               (Date of Report: Date of earliest event reported)

                                 Cordia Corporation

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           (Exact name of registrant as specified in its charter)

          Nevada                 33-23473                    11-2917728

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(State or other jurisdiction (Commission File Number) (IRS Employer ID No.)

 of incorporation)

             2500 Silverstar Road, Suite 500, Orlando, Florida 32804

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                    (Address of principal executive office)

Registrant's telephone number, including area code: 866-777-7777

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                                NA

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        (Former name or former address, if changed since last report)

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         ITEM 8. OTHER EVENTS

Cordia Corporation, a Nevada corporation, through its subsidiary, Cordia Communications, Corp. entered into a commercial wholesale services agreement on or about January 21, 2005 with Verizon Communications, Inc. This agreement ensures that we have continued access to Verizon’s underlying network in spite of the Federal Communications Commission’s order on unbundled network elements.

Attached is a copy of Cordia’s press release, which was issued on January 25, 2005 as an exhibit to this 8-K.

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                    ITEM 7.  EXHIBITS

     The following exhibits are included as part of this report:

            SEC

Exhibit     Reference

Number      Number            Title of Document                Location

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99          99.01          Cordia’s Press Release Announcing

   Agreement with Verizon Communications This filing

                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

                                         Cordia Corp.

                                         By: /s/ Patrick Freeman

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Date: January 25, 2005                       Patrick Freeman, Chief Executive

                                             Officer, Duly Authorized Officer